ELECTRO ENERGY, INC. AND SUBSIDIARY

CONTENTS

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

FINANCIAL STATEMENTS

Consolidated Balance Sheets as of December 31, 2003 and 2000	2-3
Consolidated Statements of Operations for the Years Ended December 31, 2002 and 2003	4
Consolidated Statements of Changes in Stockholders’ Deficiency for the Years Ended December 31, 2002 and 2003	5
Consolidated Statements of Cash Flows for the Years Ended December 31, 2002 and 2003	6-7
Notes to Consolidated Financial Statements	8-19

Consolidated Balance Sheets as of March 31, 2004 (Unaudited)	20
Consolidated Statements of Operations for the Three Months Ended March 31, 2004 and 2003 (Unaudited)	21-22
Consolidated Statements of Changes in Stockholders' Deficiency fro the Three Months Ended March 31, 2004 (Unaudited)	23
Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2004 and 2003 (Unaudited)	24-25
Notes to Consolidated Financial Statements (Unaudited)	26-34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Electro Energy, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Electro Energy, Inc. and the Subsidiary (the “Company”) as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Electro Energy, Inc. and Subsidiary as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Marcum & Kliegman LLP

New York, New York
April 17, 2004, except for Note 13[B] and 13[C], as to which the date is June 9, 2004 and Note 13[D] as to which the date is July 15, 2004

1

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
December 31, 2003 and 2002

ASSETS

	2003	2002

CURRENT ASSETS
Cash	$269,970	$30,404
Accounts receivable	662,682	309,891
Inventory	379,139	119,452
Prepaid expenses and other current assets	27,207	4,500

Total Current Assets	1,338,998	464,247

PROPERTY AND EQUIPMENT, Net	350,747	132,035

SECURITY DEPOSIT	8,901	8,471

TOTAL ASSETS	$1,698,646	$604,753

The accompanying notes are an integral part of these consolidated financial statements.

2

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
December 31, 2003 and 2002

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

	2003	2002

CURRENT LIABILITIES
Bank line of credit	$100,000	$100,000
Current maturities of long-term debt	268,696	117,505
Notes payable - related parties	941,323	833,874
Accounts payable	478,546	277,810
Accounts payable - related parties	24,366	40,416
Interest payable	20,351	3,827
Interest payable - related parties	131,292	43,375
Accrued expenses and other current liabilities	178,734	48,218

Total Current Liabilities	2,143,308	1,465,025

LONG TERM DEBT, less current maturities	402,223	180,793

TOTAL LIABILITIES	2,545,531	1,645,818

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
Preferred stock, $0.01 par value, 4,000,000 shares
Series A Convertible Preferred Stock, 2,000,000
shares designated; 100,000 shares issued and
outstanding ($200,000 liquidation preference)	1,000	1,000
Common stock, $0.01 par value, 12,000,000 shares
authorized; 4,551,550 shares issued and outstanding	45,516	45,516
Additional paid-in capital	1,104,228	871,507
Accumulated deficit	(1,997,629)	(1,959,088)

TOTAL STOCKHOLDERS' DEFICIENCY	(846,885)	(1,041,065)

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIENCY	$1,698,646	$604,753

The accompanying notes are an integral part of these consolidated financial statements.

3

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2003 and 2002

	2003	2002

NET REVENUE
Services	$3,276,231	$2,749,220
Products	843,793	—

TOTAL NET REVENUE	4,120,024	2,749,220

COST OF REVENUE
Cost of services	2,829,147	2,489,453
Cost of services - related parties	127,126	151,139
Cost of products	224,145	—

TOTAL COST OF REVENUE	3,180,418	2,640,592

GROSS PROFIT	939,606	108,628

OPERATING EXPENSES
General and administrative	605,922	98,106
General and administrative - related parties	220,519	200,418
Research and development	—	485,563

TOTAL OPERATING EXPENSES	826,441	784,087

OPERATING INCOME (LOSS)	113,165	(675,459)

INTEREST EXPENSE
Interest expense	23,619	18,016
Interest expense - related parties	128,087	54,735

TOTAL INTEREST EXPENSE	151,706	72,751

LOSS BEFORE INCOME TAXES	(38,541)	(748,210)

INCOME TAXES	—	—

NET LOSS	$(38,541)	$(748,210)

The accompanying notes are an integral part of these consolidated financial statements.

4

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
For the Years Ended December 31, 2003 and 2002

	Series A Convertible				Additional
	Preferred Stock		Common Stock		Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

BALANCE -
January 1,
2002	100,000	$1,000	4,551,550	$45,516	$844,021	$(1,210,878)	$(320,341)

Warrants
issued in
connection
with notes
payable to
stockholders	—	—	—	—	27,486	—	27,486
Net loss	—	—	—	—	—	(748,210)	(748,210)

BALANCE -
December 31,
2002	100,000	1,000	4,551,550	45,516	871,507	(1,959,088)	(1,041,065)

Warrants
issued in
connection
with notes
payable to
stockholders	—	—	—	—	232,721	—	232,721
Net loss	—	—	—	—	—	(38,541)	(38,541)

BALANCE -
December 31,
2003	100,000	$1,000	4,551,550	$45,516	$1,104,228	$(1,997,629)	$(846,885)

The accompanying notes are an integral part of these consolidated financial statements.

5

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2003 and 2002

	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(38,541)	$(748,210)

Adjustments to reconcile net loss to net
cash provided by (used in) operating activities:
Interest accretion	43,505	11,360
Depreciation and amortization	59,317	30,763
Changes in operating assets and liabilities:
Accounts receivable	(150,375)	6,993
Inventory	16,063	(74,619)
Prepaid expenses and other current assets	(22,707)	—
Accounts payable	107,954	68,789
Accounts payable - related parties	(16,050)	26,026
Interest payable	16,524	3,827
Interest payable - related parties	87,917	43,375
Accrued expenses and other current liabilities	84,816	14,942

TOTAL ADJUSTMENTS	226,964	131,456

NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES	188,423	(616,754)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquistion of business, net of cash acquired	(158,903)	—
Purchases of property and equipment	(50,323)	(125,034)
Payment for security deposit	(430)	—

NET CASH USED IN
INVESTING ACTIVITIES	$(209,656)	$(125,034)

The accompanying notes are an integral part of these consolidated financial statements.

6

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued
For the Years Ended December 31, 2003 and 2002

	2003	2002

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of long-term debt	(70,583)	(12,209)
Borrowings of long-term debt	31,382	121,000
Borrowings under notes payable - related parties	300,000	620,000

NET CASH PROVIDED BY
FINANCING ACTIVITIES	260,799	728,791

NET INCREASE (DECREASE) IN CASH	239,566	(12,997)

CASH – Beginning	30,404	43,401

CASH – Ending	$269,970	$30,404

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for:
Interest	$3,760	$25,231

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION
Acquisition of business:
Issuance of notes payable, net of discount	$408,487	$—
Assumption of accounts payable and accrued liabilities	$138,482	$—

The accompanying notes are an integral part of these consolidated financial statements.

7

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – The Company

Organization
The consolidated financial statements presented are those of Electro Energy, Inc. (“EEI”), incorporated in January 2001 in the State of Delaware, and its wholly-owned subsidiary, Mobile Energy Products, Inc. (“MEP”), incorporated in the State of Delaware in June 2003. Collectively, they are referred to herein as the ("Company").

Nature of Business
EEI is engaged in the development of products for use in providing energy and specifically focuses upon development of bipolar nickel metal hydride batteries and other battery chemistries. EEI has primarily provided contract research and development to the United States Government or its agencies.

On October 1, 2003, MEP acquired the alternative energy business of EaglePicher Technologies, LLC, (“EaglePicher”), a limited liability company registered in the State of Delaware. MEP has commercially viable products marketed and sold primarily to the United States Government or its agencies.

NOTE 2 - Summary of Significant Accounting Policies

Principles of Consolidation
The consolidated financial statements include the accounts of EEI and MEP from June 11, 2003 (inception) to December 31, 2003. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash and accounts receivable.

The Company maintains its cash accounts at financial institutions with balances, at times, in excess of federally insured limits. As of December 31, 2003, the Company had cash balances in excess of federally insured limits of approximately $298,000.

Concentrations of credit risk with respect to accounts receivable are limited because the Company’s customers are primarily the United States Government or its agencies. Credit risk with respect to trade accounts receivable from private entities is not significant.

Accounts Receivable
Accounts receivable are based on contracted amounts and the Company generally invoices on a progressive basis as work is completed or upon shipment. The Company does not expect significant charges for bad debts related to its accounts receivable as its customers consist of primarily the United States Government or its agencies.

8

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Inventory
Inventory is valued at the lower of cost or market, with cost determined on the first-in, first-out basis.

Property and Equipment
Property and equipment are recorded at cost. The costs of additions and betterments are capitalized and expenditures for repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

Revenue Recognition and Significant Customers
The Company recognizes revenue on its contract research and development projects as the work is performed. Revenues from its commercially viable products are recognized upon shipment.

For the year ended December 31, 2003, the Company derived approximately 85% of its revenue from the United States Government or its agencies and 15% of its revenue from EaglePicher pursuant to a supply agreement (See Note 12). For the year ended December 31, 2002, substantially all of the Company’s revenue was derived from the United States Government or its agencies. For the year ended December 31, 2003, revenue from contract research and development projects and the sale of commercially viable products was 80% and 20% of net revenue, respectively. All of the Company’s net revenue for the year ended December 31, 2002 consisted of revenue from contract research and development projects.

Depreciation and Amortization
Depreciation and amortization is provided for under an accelerated method based upon the estimated useful lives of the respective assets. Leasehold improvements are amortized under the straight-line method over the lesser of the term of the related lease or the estimated useful lives of the assets.

Income Taxes
The Company recognizes deferred taxes under the assets and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for differences between the financial statement and tax basis of assets and liabilities at current enacted statutory tax rates for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Fair Value of Financial Instruments
The carrying amounts reported in the consolidated financial statements for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of their fair value. The fair value of long-term debt is estimated to approximate fair market value based on the current rates offered to the Company for debt of the same remaining maturities.

9

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Stock-Based Compensation
As permitted under SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure,” which amended SFAS No. 123 (“SFAS 123”), “Accounting for Stock Based Compensation,” the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation arrangements, as defined by Accounting Principles Board Opinion (“APB”) No. 25, Accounting for Stock Issued to Employees,” and related interpretations including Financial Accounting Standards Board Interpretations No. 44, “Accounting for Certain Transactions Involving Stock Compensation,” an interpretation of APB No. 25. No stock-based employee compensation cost is reflected in net loss, as all options granted had an exercise price equal to or greater than the market value of the underlying common stock on the date of grant.

The following table illustrates the effect on net loss if the Company had applied the minimum value recognition provisions of SFAS 123 to stock-based compensation for the years ended December 31, 2003 and 2002:

	2003	2002

Net loss as reported	$(38,541)	$(748,210)
Add: stock-based employee
compensation expense included in
reported net loss	—	—
Deduct: total stock-based employee
compensation expense determined under
minimum value-based method for all
options	(69,801)	(61,176)

Proforma net loss	$(108,342)	$(809,386)

The minimum value of options at date of grant was estimated using an option-pricing model with the following weighted average assumptions:

Expected Life (Years)	10 Years
Interest Rate	4.495%
Annual Rate of Dividends	—%

The weighted average minimum value of the options at date of grant using an option-pricing model is estimated at $.35 per option.

Recent Accounting Pronouncements
In January 2003, and revised in December 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003.

10

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after December 15, 2004.

In May 2003, the FASB issued Statement of Financial Accounting Standard No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (“SFAS 150”). SFAS 150 establishes standards for classification and measurement of certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in certain cases). The provisions of SFAS 150 are effective for instruments entered into or modified after May 31, 2003 and pre-existing instruments as of July 1, 2003.

The Company does not expect the adoption of these pronouncements to have a material effect on its financial position or results of operations.

NOTE 3 – Inventory

Inventory consists of the following as of December 31, 2003 and 2002:

	2003	2002

Raw materials	$253,036	$81,452
Work in progress	126,103	38,000

Total	$379,139	$119,452

NOTE 4 - Property and Equipment

Property and equipment consists of the following as of December 31, 2003 and 2002:

			Estimated
	2003	2002	Useful Lives

Equipment	$477,327	$199,298	5 to 7 Years
Leasehold improvements	30,359	30,359	3 Years

	507,686	229,657

Less: accumulated depreciation and
amortization	156,939	97,622

Property and Equipment, Net	$350,747	$132,035

Depreciation and amortization expense for the years ended December 31, 2003 and 2002 was $59,317 and $30,763 respectively.

11

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – Bank Line of Credit

The Company has a $100,000 unsecured line of credit with a bank with no expiration date and subject to annual renewals. Advances bear interest at 1.0% over the bank’s prime lending rate (5.00% and 5.25% as of December 31, 2003 and 2002, respectively) and are personally guaranteed by a stockholder of the Company. Advances under the line of credit amounted to $100,000 as of December 31, 2003 and 2002.

Interest expense related to the line of credit amounted to $5,213 and $5,794 for the years ended December 31, 2003 and 2002, respectively.

12

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 – Long-Term Debt

Long-term debt consists of the following as of December 31, 2003 and 2002:

	2003	2002

Notes payable to Connecticut Innovations, Incorporated
(“CII”):

Commencing June 1997 and maturing June 2007 with
interest at 2.0% per annum and quarterly installments of
$375 in the first four years and interest at 10.0% per
annum and quarterly installments of $1,389 thereafter.	$62,840	$62,840

Commencing September 1998 and maturing September
2008 with interest at 2.0% per annum and quarterly
installments of $300 in the first four years and interest at
10.0% per annum and quarterly installments of $1,112
thereafter.	60,000	60,000

Commencing November 1998 and maturing November
2008 with interest at 2.0% per annum and quarterly
installments of $298 in the first four years and interest at
10.0% per annum and quarterly installments of $1,102
thereafter.	59,500	59,500

	182,340	182,340
Note payable requiring 24 monthly installments of $5,042
commencing July 2002 bearing interest at 5.2%.	45,375	115,958

Note payable requiring 12 monthly installments of $2,744
commencing January 2004 bearing interest at 9%.	31,382	—

Non-interest bearing note payable to EaglePicher
Technologies, LLC requiring three annual installments of
$150,000 commencing in October 2004 and is secured by
assets acquired in connection with the purchase of its
alternative energy business (See Note 8):

Face Value	450,000	—
Remaining discount to fair value
(effective interest rate of 5%)	(38,178)	—

Fair Value	411,822	—

Total long-term debt	670,919	298,298
Less: current maturities	268,696	117,505

Total long-term debt, less current maturities	$402,223	$180,793

13

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The CII notes payable provided working capital for specific contract research and development projects. The terms of these notes provide for royalty payments due CII in the event such projects yield a commercially viable product or patented process. The royalty payment will equal 15% of licensing or royalty fees earned by the Company related to the specified projects limited to 200% of the original principal balance of the related note. The Company has not realized revenues subject to royalties related to the CII notes payable for the years ended December 31, 2003 and 2002. The Company has not made the scheduled principal and interest payments since October 2002. The Company has an agreement with CII whereby CII has waived its rights to any collection actions, remedies, fees and expenses resulting from events of default through November 12, 2004. Further, until a new funding agreement is arranged, CII agreed to apply any payments made to principal and interest as originally scheduled.

Accretion related to the long-term debt amounted to $3,335 for the year ended December 31, 2003.

Interest expense related to the long-term debt amounted to $15,071and $12,222 for the years ended December 31, 2003 and 2002, respectively.

Maturities of long-term debt as of December 31, 2003 for the next five years are as follows:

For the Year Ending
December 31,	Amount

2004	$268,696
2005	169,769
2006	180,038
2007	31,276
2008	21,140

Total	$670,919

NOTE 7 - Stockholders’ Deficiency

Preferred Stock
The Company has authorized 4,000,000 shares of preferred stock, par value $0.01 per share, of which 2,000,000 is designated as Series A Convertible Preferred Stock (“Series A Preferred”) as specified in the Certificate of Designation (“the Certificate”).

The Series A Preferred is convertible at the option of the holder and automatically upon the occurrence of certain events, as defined in the Certificate, into the Company’s common stock at a rate of $2 per share and also has a liquidation preference of $2 per share. The conversion rate and liquidation preference are subject to adjustment as specified in the Certificate. Each share of the Series A Preferred is entitled to votes equal to the number of shares of common stock it is convertible into at the time of the voting.

Common Stock
The Company has authorized 12,000,000 shares of common stock, par value $0.01. As of December 31, 2003, the Company had reserved 1,277,500 shares of common stock for issuance under its 1993 Stock Compensation Plan (the “1993 Plan”). In 2004, the number of shares of common stock reserved under the 1993 Plan was increased to 1,632,500 (See Note 13[B]).

14

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Warrants

The Company issued warrants to purchase 240,000 shares of its common stock in connection with its notes payable to related parties (See Note 11). The warrants are exercisable at $2 per share over a five-year period with expirations beginning in April 2007 through November 2008. The weighted average fair value of the warrants at date of issuance using an option-pricing model is estimated at $1.08 and $.42 per warrant as of December 31, 2003 and 2002, respectively. The total estimated value of the warrants, amounting to $260,207 and $27,486 as of December 31, 2003 and 2002, respectively, was recorded as a debt discount and as additional paid-in capital as of the date of issuance (See Note 13[D]).

Stock Options

In April 1994, the Company adopted the 1993 Plan allowing the Company to issue 1,277,500 incentive stock options to employees and non-qualified stock options to either employees or consultants. In 2004, the 1993 Plan was amended to increase the number of options available to be issued to 1,632,500. The options vest ratably over a four-year period and are exercisable up to 10 years from the date of grant.

Stock option activity under the 1993 Plan for the years ended December 31, 2003 and 2002 is as follows:

		Weighted-
	Number of	Average
	Options	Exercise Price

Balance-January 1, 2002	949,000	$0.34

Granted	250,000	2.00
Exercised	—	—

Balance-December 31, 2002	1,199,000	0.68

Granted	—	—
Exercised	—	—

Balance-December 31, 2003	1,199,000	$0.68

Stock options outstanding and exercisable, by price range, as of December 31, 2003 are as follows:

		Weighted-
		Average
		Remaining	Weighted-		Weighted-
		Contractual	Average		Average
		Life in	Exercise	Amount	Exercise
Exercise Price	Amount	Years	Price	Exercisable	Price

$0.03 – $0.45	949,000	4.2	$0.34	912,500	$0.33
$2.00	250,000	8.4	$2.00	62,500	$2.00

	1,199,000	5.1	$0.68	975,000	$0.44

15

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - Acquisition

On October 1, 2003, the Company acquired the Colorado Springs alternative energy business of EaglePicher in exchange for a note payable amounting to $450,000 and the assumption of $138,482 in accounts payable and accrued liabilities. The note is non-interest bearing requiring three annual installments of $150,000 and matures October 2006. The note’s fair value was estimated at $408,487 discounted with an effective interest rate of 5%. In addition, the Company incurred acquisition costs of $158,903. The purchase price has been allocated to the net assets acquired based on their estimated fair values on the date of acquisition as follows:

Accounts receivable	$202,416
Inventory	275,750
Plant and equipment	227,706

Total assets acquired	705,872
Liabilities assumed	(138,482)

Net assets acquired	$567,390

The results of operations for the business acquired are included in the consolidated statements of operations from the date of the acquisition. The unaudited pro forma information below presents a summary of the results of operations of the Company, assuming the acquisition occurred at the beginning of each of the following periods:

	For the Years Ended
	December 31,

	2003	2002

Net revenue	$5,881,174	$6,303,240

Net loss	$(690,261)	$(1,375,620)

NOTE 9 - Income Taxes

The Company has net operating loss carryforwards (“NOL’s”) of approximately $1,528,300 as of December 31, 2003 that will be available to offset future taxable income. The Company has concluded that a full valuation allowance was appropriate for the NOL’s as they are not assured to be utilized prior to their expiration. The deferred tax asset as of December 31, 2003 and 2002 consists of the following:

	2003	2002

Net operating loss carry forwards	$595,300	$582,100
Less: valuation allowance	(595,300)	(582,100)

Total net deferred tax asset	$—	$—

16

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The expiration of the Company’s NOL’s is as follows:

For the Year Ending
December 31,	Amount

2020	$363,300
2021	465,300
2022	665,700
2023	34,000

Total	$1,528,300

NOTE 10 - Defined Contribution Plan

The Company has a defined contribution 401(k) Savings Plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. The Company did not contribute to the plan for the years ended December 31, 2003 and 2002.

NOTE 11 - Related Parties

Notes Payable
The Company has notes payable to a stockholder and individuals and entities related to a stockholder amounting to $1,150,000 and $850,000 as of December 31, 2003 and 2002, respectively. The notes bear interest at 10% per annum and are due on demand maturing in November 2004. The notes are convertible into the Company’s common stock at a rate of $2 per share. In connection with the above notes, the Company issued warrants to purchase 240,000 shares of the Company’s common stock at $2 per share. The terms of the warrants are five years from the issuance of the related notes with expirations beginning in April 2007 through November 2008. The total estimated value of the warrants, amount to $260,207 and $27,486 as of December 31, 2003 and 2002, respectively, (See Note 7), represents deferred interest and will be accreted over the term of the related notes.

The fair value of the notes payable to related parties as of December 31, 2003 and 2002 is as follows:

	2003	2002

Face Value	$1,150,000	$850,000
Less: deferred interest representing fair
value of related warrants to purchase
common stock	208,677	16,126

Fair Value	$941,323	$833,874

Accretion of deferred interest related to the notes payable to related parties amounted to $40,170 and $11,360 for the years ended December 31, 2003 and 2002, respectively.

17

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Interest payable and interest expense related to the notes payable to related parties amounted to $131,292 and $87,917 as of and for the year ended December 31, 2003, respectively and $43,375 as of and for the year ended December 31, 2002.

Consulting Services
Certain stockholders and parties related to stockholders have provided consulting services to the Company for various technical and general and administrative services. Consulting fees incurred amounted to $347,645 and $351,557 for the years ended December 31, 2003 and 2002, respectively. Amounts due to these related parties as of December 31, 2003 and 2002 were $24,366 and $40,416 respectively.

NOTE 12 - Commitments and Contingencies

Operating Leases
The Company conducts its operations from two facilities that are leased under noncancelable operating leases expiring in July 2005 and March 2010 requiring minimum monthly payments of $9,239 and $23,875, respectively. The Company has an option to renew the lease related to one of its facilities through July 2006 with substantially similar terms. Rental expense related to facilities under operating leases amounted to $185,585 and $105,314 for the years ended December 31, 2003 and 2002, respectively.

Future minimum rental payments under the above noncancelable operating leases as of December 31, 2003 are as follows:

For the Year Ending
December 31,	Amount

2004	$326,268
2005	351,907
2006	286,500
2007	286,500
2008	286,500
Thereafter	358,125

$1,895,800

Supply Agreement
The Company has entered into a five-year agreement to supply EaglePicher with certain products at agreed-upon prices. The prices are subject to upward adjustment correlated with cost of raw material increases, as defined in the agreement. The agreement expires September 2008 with renewal options annually thereafter.

18

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - Subsequent Events

[A]	Executive Compensation
The Company entered into an employment agreement effective January 1, 2004 through
December 31, 2005 with its President and Chief Operating Officer. The agreement provides for compensation of $235,000 per annum, 200,000 stock options, certain other benefits and severance payments under certain circumstances, including termination of employment.

[B]	Common Stock
Effective June 9, 2004, the Company’s common stock was split 1.719 for 1.

[C]	Reverse Merger
On June 9, 2004, the Company entered into a merger with MCG Diversified, Inc.
(“MCG”), a Florida corporation. Pursuant to the merger, MCG repurchased 4,999,800 shares of its common stock for $100 and accounted for them as treasury stock. The shares were cancelled and MCG then issued 9,497,561 unregistered shares of common stock for 100% of the outstanding common stock of the Company on a one-to-one basis.
Effective immediately prior to the merger, the Company’s outstanding Series A
Preferred and $1,100,000 of notes payable to shareholders and $86,000 of accrued interest payable related to the notes payable to shareholders were converted to 214,875 shares and 1,019,367 shares of common stock of the Company, respectively.
Additionally, the Company’s outstanding warrants and stock options are deemed to be outstanding warrants and stock options, under the same terms and conditions, of MCG.
As a result of this merger, the stockholders of the Company gained voting control of
MCG and, thus, the merger was accounted for as a reverse merger and the Company became a wholly-owned subsidiary of MCG. Immediately following the merger, MCG changed its name to Electro Energy Inc. (“New EEI”).

[D]	Private Placement
Concurrent with the merger and on June 30, 2004 and on July 15, 2004, New EEI completed the private placements of 5,501 units at a purchase price of $1,000 per unit.
Each unit consists of one share of series A convertible preferred stock, convertible into
400 shares of common stock, and a detachable warrant to purchase 200 shares of common stock at an exercise price of $2.50. Gross proceeds from the private placement amounted to approximately $5,501,000. In conjunction with the private placements,
90,000 warrants issued in connection with notes payable to related parties were relinquished.

19

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
(UNAUDITED)
March 31, 2004

ASSETS

CURRENT ASSETS
Cash	$156,149
Accounts receivable	811,904
Inventory	559,098
Prepaid expenses and other current assets	17,057

Total Current Assets	1,544,208

PROPERTY AND EQUIPMENT, Net	340,381

SECURITY DEPOSIT	20,556

TOTAL ASSETS	$1,905,145

The accompanying notes are an integral part of these consolidated financial statements.

20

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
(UNAUDITED)
March 31, 2004

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Bank line of credit	$100,000
Current maturities of long-term debt	251,282
Notes payable - related parties	949,504
Accounts payable	474,441
Accounts payable - related parties	9,969
Interest payable	24,056
Interest payable - related parties	98,917
Accrued expenses and other current liabilities	156,648

Total Current Liabilities	2,064,817

LONG TERM DEBT, less current maturities	394,374

TOTAL LIABILITIES	2,459,191

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
Preferred stock, $0.01 par value, 4,000,000 shares Series A Convertible Preferred Stock, 2,000,000 shares designated; 100,000 shares issued and outstanding ( $200,000 liquidation preference)	1,000
Common stock, $0.01 par value, 12,000,000 shares authorized; 4,807,050 shares issued and outstanding	48,071
Additional paid-in capital	3,048,851
Deferred compensation expense	(1,350,167)
Warrant subscription receivable	(350,000)
Accumulated deficit	(1,951,801)

TOTAL STOCKHOLDERS' DEFICIENCY	(554,046)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	$1,905,145

The accompanying notes are an integral part of these consolidated financial statements.

21

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
For the Three Months Ended March 31, 2004 and 2003

	2004	2003

NET REVENUE
Services	$705,454	$798,711
Products	1,118,550	-

TOTAL NET REVENUE	1,824,004	798,711

COST OF REVENUE
Cost of services	661,756	664,349
Cost of services - related parties	-	64,875
Cost of products	683,235	—

TOTAL COST OF REVENUE	1,344,991	729,224

GROSS PROFIT	479,013	69,487

OPERATING EXPENSES

General and administrative	314,090	35,175
General and administrative - related parties	21,904	49,107
Research and development	—	5,839

TOTAL OPERATING EXPENSES	335,994	90,121

OPERATING INCOME (LOSS)	143,019	(20,634)

INTEREST EXPENSE
Interest expense	11,093	4,228
Interest expense - related parties	86,098	28,122

TOTAL INTEREST EXPENSE	97,191	32,350

INCOME (LOSS) BEFORE INCOME TAXES	45,828	(52,984)

INCOME TAXES	—	—

NET INCOME (LOSS)	$45,828	$(52,984)

The accompanying notes are an integral part of these consolidated financial statements.

22

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
(UNAUDITED)
For the Three Months Ended March 31, 2004

	Series A Convertible				Additional	Deferred	Warrant
	Preferred Stock		Common Stock		Paid-In	Compensation	Subscription	Accumulated
	Shares	Amount	Shares	Amount	Capital	Expense	Receivable	Deficit	Total

BALANCE -

December 31,
2003	100,000	$1,000	4,551,550	$45,516	$1,104,228	$—	$—	$(1,997,629)	$(846,885)
Stock options
issued to
employees	—	—	—	—	1,440,178	(1,440,178)	—	—	—
Amortization of
deferred
compensation expense	—	—	—	—	—	90,011	—	—	90,011
Exercise of
employee
stock options	—	—	255,500	2,555	4,445	—	—	—	7,000
Issuance of
warrants	—	—	—	—	500,000		(350,000)	—	150,000
Net income	—	—	—	—	—	—	—	45,828	45,828

BALANCE -

March 31, 2004
(Unaudited)	100,000	$1,000	4,807,050	$48,071	$3,048,851	$(1,350,167)	$(350,000)	$(1,951,801)	$(554,046)

The accompanying notes are an integral part of these consolidated financial statements.

23

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
For the Three Months Ended March 31, 2004 and 2003

	2004	2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$45,828	$(52,984)

Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Interest accretion	63,236	6,872
Depreciation and amortization	19,170	11,315
Stock options issued to employees	90,011	—
Changes in operating assets and liabilities:
Accounts receivable	(149,222)	2,470
Inventory	(179,959)	12,505
Prepaid expenses and other current assets	10,150	(1,000)
Accounts payable	(4,105)	(140)
Accounts payable - related parties	(14,397)	2,792
Interest payable	3,705	4,378
Interest payable - related parties	(32,375)	21,250
Accrued expenses and other current liabilities	(22,086)	31,197

TOTAL ADJUSTMENTS	(215,872)	91,639

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(170,044)	38,655

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(8,804)	(892)
Payment for security deposit	(11,655)	—

NET CASH USED IN INVESTING ACTIVITIES	$(20,459)	$(892)

The accompanying notes are an integral part of these consolidated financial statements.

24

ELECTRO ENERGY, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued
(UNAUDITED)
For the Three Months Ended March 31, 2004 and 2003

	2004	2003

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of long term debt	(30,318)	(20,166)
Repayments under notes payable - related parties	(50,000)	—
Proceeds from issuance of common stock	7,000	—
Proceeds from issuance of warrants	150,000	—

NET CASH USED IN FINANCING ACTIVITIES	76,682	(20,166)

NET INCREASE (DECREASE) IN CASH	(113,821)	17,597

CASH – Beginning	269,970	30,404

CASH – Ending	$156,149	$48,001

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for:
Interest	$62,625	$—

The accompanying notes are an integral part of these consolidated financial statements.

25

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 – The Company

Organization
The consolidated financial statements presented are those of Electro Energy, Inc. (“EEI”), incorporated in January 2001 in the State of Delaware, and its wholly-owned subsidiary, Mobile Energy Products, Inc. (“MEP”), incorporated in the State of Delaware in June 2003. Collectively, they are referred to herein as the ("Company").

Nature of Business
EEI is engaged in the development of products for use in providing energy and specifically focuses upon development of bipolar nickel metal hydride batteries and other battery chemistries. EEI has primarily provided contract research and development to the United States Government or its agencies.

On October 1, 2003, MEP acquired the alternative energy business of EaglePicher Technologies, LLC, (“EaglePicher”), a limited liability company registered in the State of Delaware. MEP has commercially viable products marketed and sold primarily to the United States Government or its agencies. Proforma unaudited information giving effect to the business acquisition from EaglePicher as if the acquisition occurred at the beginning of the period in the three months ended March 31, 2003 is not presented as the financial information is not yet available.

NOTE 2 - Summary of Significant Accounting Policies

Basis of Presentation
The unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements. Accordingly, they do not contain all the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of the Company’s management, the accompanying unaudited consolidated financial statements contain all the adjustments necessary (consisting only of normal recurring accruals) to make the financial position of the Company as of March 31, 2004 and the results of its operations and its cash flows for the three months ended March 31, 2004 and 2003 not misleading. The unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the years ended December 31, 2003 and 2002 contained elsewhere in this Form 8-K/A.

Operating results for the three months ended March 31, 2004 are not necessarily indicative of results that would be expected for the year ended December 31, 2004.

Principles of Consolidation
The consolidated financial statements include the accounts of EEI and MEP from June 11, 2003 (inception). All significant intercompany balances and transactions have been eliminated in consolidation.

Revenue Recognition and Significant Customers
The Company recognizes revenue on its contract research and development projects as the work is performed. Revenues from its commercially viable products are recognized upon shipment.

For the three months ended March 31, 2004, the Company derived approximately 39% of its revenue from the United States Government or its agencies and 61% of its revenue from EaglePicher pursuant to a supply agreement (See Note 10). For the three months ended March 31, 2003, substantially all of the Company’s revenue was derived from the United States Government or its agencies. For the three months ended March 31, 2004, revenue from contract research and development projects and the sale of commercially viable products was 61% and 39% of net revenue, respectively. All of the Company’s net revenue for the three months ended March 31, 2003 consisted of revenue from contract research and development projects.

26

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Stock-Based Compensation
As permitted under SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure,” which amended SFAS No. 123 (“SFAS 123”), “Accounting for Stock Based Compensation,” the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation arrangements, as defined by Accounting Principles Board Opinion (“APB”) No. 25, Accounting for Stock Issued to Employees,” and related interpretations including Financial Accounting Standards Board Interpretations No. 44, “Accounting for Certain Transactions Involving Stock Compensation,” an interpretation of APB No. 25. For the three months ended March 31, 2004, the Company recorded compensation expense in general administrative expenses amounting to $90,011 related to 355,000 stock options granted to employees.

The following table illustrates the effect on net income (loss) if the Company had applied the fair and minimum value recognition provisions of SFAS 123 to stock-based compensation for the three months ended March 31, 2004 and 2003:

	2004	2003

Net income (loss) as reported	$45,828	$(52,984)
Add: stock-based employee
compensation expense included in
reported net income (loss)	90,011	—
Deduct: total stock-based employee
compensation expense determined under
fair and minimum value-based methods
for all options	(91,322)	(20,850)

Proforma net income (loss)	$44,517	$(73,834)

The fair and minimum value of options at date of grant was estimated using an option-pricing model with the following weighted average assumptions:

	2004	2003

Expected Life (Years)	10 Years	10 Years
Interest Rate	4.433%	5.712%
Annual Rate of Dividends	—%	—%
Volatility	83.914%	—%

The weighted average fair and minimum values of the options at date of grant using an option-pricing model is estimated at $1.96 and $.35 per option for the three months ended March 31, 2004 and 2003, respectively.

27

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 3 – Inventory

Inventory consists of the following as of March 31, 2004:
Raw materials	$283,220
Work in progress	275,878

Total	$559,098

NOTE 4 - Property and Equipment

            Property and equipment consists of the following as of March 31, 2004:

		Useful Lives

Equipment	$486,131	5 to 7 Years
Leasehold improvements	30,359	3 Years

	516,490

Less: Accumulated depreciation and amortization	176,109

Property and Equipment, Net	$340,381

Depreciation and amortization expense for the three months ended March 31, 2004 and 2003 was $19,170 and $11,315, respectively.

NOTE 5 – Bank Line of Credit

The Company has a $100,000 unsecured line of credit with a bank with no expiration date and subject to annual renewals. Advances bear interest at 1.0% over the bank’s prime lending rate (5.25% as of March 31, 2004) and are personally guaranteed by a stockholder of the Company. Advances under the line of credit amounted to $100,000 as of March 31, 2004.

Interest expense related to the line of credit amounted to $1,264 and $1,313 for the three months ended March 31, 2004 and 2003, respectively.

28

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 6 – Long-Term Debt

Long-term debt consists of the following as of March 31, 2004:

Notes payable to Connecticut Innovations, Incorporated (“CII”):

Commencing June 1997 and maturing June 2007 with
interest at 2.0% per annum and quarterly installments of
$375 in the first four years and interest at 10.0% per
annum and quarterly installments of $1,389 thereafter.	$62,840

Commencing September 1998 and maturing September
2008 with interest at 2.0% per annum and quarterly
installments of $300 in the first four years and interest at
10.0% per annum and quarterly installments of $1,112
thereafter.	60,000

Commencing November 1998 and maturing November
2008 with interest at 2.0% per annum and quarterly
installments of $298 in the first four years and interest at
10.0% per annum and quarterly installments of $1,102
thereafter.	59,500

182,340
Note payable requiring 24 monthly installments of $5,042
commencing July 2002 bearing interest at 5.2%.	25,208

Note payable requiring 12 monthly installments of $2,744
commencing January 2004 bearing interest at 9%.	21,231

Non-interest bearing note payable to EaglePicher
Technologies, LLC requiring three annual installments of
$150,000 commencing in October 2004 and is secured by
assets acquired in connection with the purchase of its
alternative energy business:

Face Value	450,000

Remaining discount to fair value
(effective interest rate of 5%)	(33,123)

Fair Value	416,877

Total long-term debt	645,656
Less: current maturities	251,282

Total long-term debt, less current maturities	$394,374

The CII notes payable provided working capital for specific contract research and development projects. The terms of these notes provide for royalty payments due CII in the event such projects yield a commercially viable product or patented process. The royalty payment will equal 15% of licensing or royalty fees earned by the Company related to the specified projects limited to 200% of the original principal balance of the related note. The Company has not realized revenues subject to royalties related to the CII notes payable for the three months ended March 31, 2004. The Company has not made the scheduled principal and interest payments since October 2002. The Company has an agreement with CII whereby CII has waived its rights to any collection actions, remedies, fees and expenses resulting from events of default through November 12, 2004. Further, until a new funding agreement is arranged, CII agreed to apply any payments made to principal and interest as originally scheduled.

29

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Accretion related to the long-term debt amounted to $5,055 for the three months ended March 31, 2004.

Interest expense related to the long-term debt amounted to $4,944 and $7,620 for the three months ended March 31, 2004 and 2003, respectively.

NOTE 7 - Stockholders’ Deficiency

Preferred Stock

The Company has authorized 4,000,000 shares of preferred stock, par value $0.01 per share, of which 2,000,000 is designated as Series A Convertible Preferred Stock (“Series A Preferred”) as specified in the Certificate of Designation (“the Certificate”).

The Series A Preferred is convertible at the option of the holder and automatically upon the occurrence of certain events, as defined in the Certificate, into the Company’s common stock at a rate of $2 per share and also has a liquidation preference of $2 per share. The conversion rate and liquidation preference are subject to adjustment as specified in the Certificate. Each share of the Series A Preferred is entitled to votes equal to the number of shares of common stock it is convertible into at the time of the voting (See Note 11[A]).

Common Stock
The Company has authorized 12,000,000 shares of common stock, par value $0.01. As of March 31, 2004, the Company had reserved 1,632,500 shares of common stock for issuance under its 1993 Stock Compensation Plan (the “1993 Plan”). For the three months ended March 31, 2004, the Company issued 255,500 shares of common stock for $7,000 upon the exercise of outstanding employee stock options (See Note 11[A]).

30

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Warrants
The Company issued warrants to purchase 240,000 shares of its common stock in connection with its notes payable to related parties (See Note 9). The warrants are exercisable at $2 per share over a five-year period with expirations beginning in April 2007 through November 2008. The weighted average fair value of the warrants at date of issuance using an option-pricing model is estimated at $1.08 per warrant. The total estimated value of the warrants, amounting to $260,207 was recorded as a debt discount and as additional paid-in capital as of the date of issuance (See Note 11[C]).

The Company issued warrants to purchase 156,250 shares of its Series A Preferred (See Note 11[A]) in connection with a contract to receive a total of $500,000 in cash funding from a venture capital firm for intended use in the research and development of certain battery technologies. The contract provides for scheduled payments to the Company if it performs certain research and development activities over a nine month period. The warrants are exercisable at $0.00 (zero) per share over a five-year period expiring in March 2009 (See Note 11[D]). The warrants were recorded as additional paid-in capital and a warrant subscription receivable. The Company has satisfied the contract terms to date and collected $150,000 as of June 30, 2004. The outstanding warrant subscription receivable was $350,000 as of June 30, 2004 and will be received in increments of $50,000 in April, June, August, September, October, November, and December of 2004.

Stock Options
In April 1994, the Company adopted the 1993 Plan allowing the Company to issue 1,277,500 incentive stock options (See Note 11[A]) to employees and non-qualified stock options to either employees or consultants. In the first quarter of 2004, the 1993 Plan was amended to increase the number of options available to be issued to 1,632,500. The options vest ratably over a four-year period and are exercisable up to 10 years from the date of grant. The Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation arrangements and recorded compensation expense in general administrative expenses amounting to $90,011 related to 355,000 stock options granted to employees for the three months ended March 31, 2004.

Stock option activity under the 1993 Plan for the three months ended March 31, 2004 is as follows:

		Weighted-
	Number of	Average
	Options	Exercise Price

Balance-December 31, 2003	1,199,000	$0.68
Granted	355,000	2.00
Exercised	(255,500)	.03

Balance-March 31, 2004	1,298,500	$0.58

31

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

            Stock options outstanding and exercisable, by price range, as of March 31, 2004 are as follows:

		Weighted-
		Average
		Remaining	Weighted-		Weighted-
		Contractual	Average		Average
		Life in	Exercise	Amount	Exercise
Exercise Price	Amount	Years	Price	Exercisable	Price

$0.45	693,500	5.4	$0.45	693,500	$0.45
$2.00	605,000	9.1	$2.00	62,500	$2.00

	1,298,500	7.1	$1.17	756,000	$0.58

NOTE 8 - Income Taxes

The Company has net operating loss carryforwards (“NOL’s”) of approximately $1,528,300 as of December 31, 2003 that will be available to offset future taxable income. The Company has concluded that a full valuation allowance was appropriate for the NOL’s as they are not assured to be utilized prior to their expiration.

NOTE 9 - Related Parties

Notes Payable
The Company has notes payable to a stockholder and individuals and entities related to a stockholder amounting to $1,100,000 as of March 31, 2004. The notes bear interest at 10% per annum and are due on demand maturing in November 2004. The notes are convertible into the Company’s common stock at a rate of $2 per share. In connection with the above notes, the Company issued warrants to purchase 240,000 shares of the Company’s common stock at $2 per share. The terms of the warrants are five years from the issuance of the related notes with expirations beginning in April 2007 through November 2008. The total estimated value of the warrants amounted to $260,207 (See Note 7), and represents deferred interest that will be accreted over the term of the related notes.

The fair value of the notes payable to related parties as of March 31, 2004 is as follows:

Face Value	$1,100,000
Less: deferred interest representing fair
value of related warrants to purchase
common stock	150,496

Fair Value	$949,504

Accretion of deferred interest related to the notes payable to related parties amounted to $58,181 and $6,872 for the three months ended March 31, 2004 and 2003, respectively.

32

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Interest payable and interest expense related to the notes payable to related parties amounted to $98,917 and $32,375 as of and for the three months ended March 31, 2004, respectively, and interest expense for the three months ended March 31, 2003 was $21,250.

Consulting Services
Certain stockholders and parties related to stockholders have provided consulting services to the Company for various technical and general and administrative services. Consulting fees incurred amounted to $21,904 and $113,982 for the three months ended March 31, 2004 and 2003, respectively. Amounts due to these related parties as of March 31, 2004 was $9,969.

NOTE 10 - Commitments and Contingencies

Operating Leases
The Company conducts its operations from two facilities that are leased under noncancelable operating leases expiring in July 2005 and March 2010 requiring minimum monthly payments of $9,239 and $23,875, respectively. The Company has an option to renew the lease related to one of its facilities through July 2006 with substantially similar terms. Rental expense related to facilities under operating leases amounted to $92,833 and $27,717 for the three months ended March 31, 2004 and 2003, respectively.

Supply Agreement
The Company has entered into a five-year agreement to supply EaglePicher with certain products at agreed-upon prices. The prices are subject to upward adjustment correlated with cost of raw material increases, as defined in the agreement. The agreement expires September 2008 with renewal options annually thereafter.

Executive Compensation
The Company entered into an employment agreement effective January 1, 2004 through December 31, 2005 with its President and Chief Operating Officer. The agreement provides for compensation of $235,000 per annum, 200,000 stock options, certain other benefits and severance payments under certain circumstances, including termination of employment. Compensation expense under this agreement amounted to $56,942 for the three months ended March 31, 2004.

33

ELECTRO ENERGY, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 11 - Subsequent Events

[A]       Common Stock

Effective June 9, 2004, the Company’s common stock was split 1.719 for 1.

[B]       Reverse Merger

On June 9, 2004, the Company entered into a merger with MCG Diversified, Inc. (“MCG”), a Florida corporation. Pursuant to the merger, MCG repurchased 4,999,800 shares of its common stock for $100 and accounted for them as treasury stock. The shares were cancelled and MCG then issued 9,497,561 unregistered shares of common stock for 100% of the outstanding common stock of the Company on a one-to-one basis. Effective immediately prior to the merger, the Company’s outstanding Series A Preferred and $1,100,000 of notes payable to shareholders and $86,000 of accrued interest payable related to the notes payable to shareholders were converted to 214,875 shares and 1,019,367 shares of common stock of the Company, respectively. Additionally, the Company’s outstanding warrants and stock options are deemed to be outstanding warrants and stock options, under the same terms and conditions, of MCG. As a result of this merger, the stockholders of the Company gained voting control of MCG and, thus, the merger was accounted for as a reverse merger and the Company became a wholly-owned subsidiary of MCG. Immediately following the merger, MCG changed its name to Electro Energy, Inc. (“New EEI”).

[C]       Private Placement

Concurrent with the merger and on June 30, 2004 and on July 15, 2004, New EEI completed private placements of 5,501 units at a purchase price of $1,000 per unit. Each unit consists of one share of series A convertible preferred stock, convertible into 400 shares of common stock, and a detachable warrant to purchase 200 shares of common stock at an exercise price of $2.50. Gross proceeds from the private placement amounted to approximately $5,501,000. In conjunction with the private placements, 90,000 warrants issued in connection with notes payable to related parties were relinquished.

[D]       Warrants

Also concurrent with the merger, the Company and the holder of the warrant to purchase the Series A Preferred (See Note 7) have agreed to modify the warrant to provide for the issuance of 268,594 shares of New EEI common stock upon exercise.

34